UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0001-246263	20-0019312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General. On February 9, 2006, Magellan Midstream Holdings, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Magellan Midstream Holdings GP, LLC, the general partner of the Partnership (the “General Partner”), MGG Midstream Holdings, L.P., the sole member of the General Partner, and the Underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 22,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $24.50 per Common Unit ($23.21375 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 3,300,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 9, 2006, the Partnership announced that it had priced its initial public offering of 22,000,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated February 9, 2006 among Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC, MGG Midstream Holdings, L.P. and Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters named therein.

Exhibit 99.1	Magellan Midstream Holdings, L.P. Press Release dated February 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	MAGELLAN MIDSTREAM HOLDINGS GP, LLC, its General Partner

By:	/s/ Lonny E. Townsend
Name: Title:	Lonny E. Townsend Vice President, General Counsel, Compliance and Ethics Officer and Secretary

February 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated February 9, 2006 among Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC, MGG Midstream Holdings, L.P. and Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the several underwriters named therein.

Exhibit 99.1	Magellan Midstream Holdings, L.P. Press Release dated February 9, 2006.